Exhibit 21.1
NOBLE ENERGY, INC.
SUBSIDIARIES

NAME	JURISDICTION OF ORGANIZATION
AMPCO Marketing, L.L.C.	Michigan
AMPCO Services, L.L.C.	Michigan
Ardmore Real Estate, LLC	Delaware
Atlantic Methanol Associates LLC	Cayman Islands
Blanco River DevCo GP LLC	Delaware
Blanco River DevCo LP	Delaware
Colorado River DevCo GP LLC	Delaware
Colorado River DevCo LP	Delaware
Comin 1989 Partnership LLP	Oklahoma
Comin-Temin LLC	Oklahoma
CONE Gathering LLC (Partnership)	Delaware
CONE Midstream GP LLC	Delaware
EDC Ecuador Ltd.	Delaware
EDC South America Limited	Cayman Islands
Energy Development Corporation (Argentina), Inc.	Delaware
Energy Development Corporation (China), Inc.	Delaware
Green River DevCo GP LLC	Delaware
Green River DevCo LP	Delaware
Gunnison River DevCo GP LLC	Delaware
Gunnison River DevCo LP	Delaware
Laramie River DevCo GP LLC	Delaware
Laramie River DevCo LP	Delaware
MachalaPower Cia. Ltda.	Cayman Islands
NBL C.V.	Netherlands
NBL Cheetah Limited	Cayman Islands
NBL Congo Holding LLC (fka NBL Nicaragua Holding, LLC)	Delaware
NBL Congo Limited (fka NBL Nicaragua Limited)	Cayman Islands
NBL Eastern Mediterranean Marketing Limited	Cayman Islands
NBL Energy Royalties, Inc. (fka NBL Royalties, Inc.)	Delaware
NBL Gabon Holding, LLC	Delaware
NBL Gabon Limited	Cayman Islands
NBL Gabon LLC	Delaware
NBL Humpback Limited	Cayman Islands
NBL International C.V.	Netherlands
NBL International Finance B.V.	Netherlands
NBL International Holdings, LLC	Delaware
NBL International Risk Management Limited	Cayman Islands
NBL Mexico Holding, LLC	Delaware
NBL Mexico, Inc.	Delaware
NBL Midstream Holdings, LLC	Delaware
NBL Midstream, LLC	Delaware
NBL Netherlands B.V.	Netherlands
NBL North American Risk Management, LLC	Delaware
NBL Rhea Limited	Cayman Islands
NBL Suriname B.V.	Netherlands
NBL Suriname Holding, LLC	Delaware
NBL Texas, LLC	Delaware
NBL UK C.V.	Netherlands
NCWYO Assets LLC	Delaware
Noble Energy (Cyprus) Limited	Cyprus
Noble Energy (ISE) Limited	United Kingdom
Noble Energy (Oilex) Limited	United Kingdom
Noble Energy Cameroon Limited	Cayman Islands

Noble Energy Canada Inc.	Delaware
Noble Energy Canada ULC	British Columbia
Noble Energy Capital Limited	United Kingdom
Noble Energy Cyprus LNG Ltd (fka Noble Energy Cyprus Oil & Gas Ltd)	Cyprus
Noble Energy Cyprus Midstream Holding, LLC (fka NBL Cameroon Holdings LLC)	Delaware
Noble Energy Cyprus Midstream Limited (fka NBL Cameroon Limited)	Cayman Islands
Noble Energy EG Ltd.	Cayman Islands
Noble Energy EMEA Ventures Limited (fka EDC Ireland)	Cayman Islands
Noble Energy Falklands Holding, LLC	Delaware
Noble Energy Falklands Limited	United Kingdom
Noble Energy Gabon Holding Company, LLC (fka Noble Energy EG Holding Company, LLC)	Delaware
Noble Energy Gabon Limited (fka Noble Energy EG II Limited)	Cayman Islands
Noble Energy Global Ventures Ltd. (fka Noble Energy India Ltd.)	Cayman Islands
Noble Energy International Holdings, Inc.	Delaware
Noble Energy International Holdings, LLC	Delaware
Noble Energy International Ltd. (fka Samedan International)	Cyprus
Noble Energy Mediterranean Ltd. (fka Samedan Mediterranean Sea)	Cayman Islands
Noble Energy Mexico, S. de R.L. de C.V.	Delaware
Noble Energy New Ventures, LLC	Delaware
Noble Energy Nicaragua Ltd.	Cayman Islands
Noble Energy Services, Inc.	Delaware
Noble Energy Sierra Leone Holdings, LLC	Delaware
Noble Energy SL Limited	United Kingdom
Noble Energy US Holdings, LLC	Delaware
Noble Energy Wyco, LLC	Delaware
Noble Energy, Inc. (fka Noble Affiliates, Inc.)	Delaware
Noble Midstream GP LLC (fka Noble Energy Midstream GP LLC)	Delaware
Noble Midstream Partners LP (fka Noble Energy Midstream LP)	Delaware
Noble Midstream Services, LLC (fka Noble DJ Midstream Services Company, LLC)	Delaware
Oil Insurance Company	Bermuda
Rosetta Resources Holdings, LLC	Delaware
Rosetta Resources Michigan Limited Partnership	Delaware
Rosetta Resources Offshore, LLC	Delaware
Rosetta Resources Operating GP, LLC	Delaware
Rosetta Resources Operating LP	Delaware
Samedan Methanol	Cayman Islands
Samedan of North Africa, LLC	Delaware
Samedan Pipe Line Corporation	Delaware
Samedan Royalty, LLC	Delaware
San Juan River DevCo GP LLC	Delaware
San Juan River DevCo LP	Delaware
Seven Oaks Insurance Limited	Bermuda
SNS (E&P) Limited	United Kingdom
Temin 1987 Partnership LLP	Oklahoma
Trinity River DevCo LLC	Delaware
White Star Insurance LLC	Texas